UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 25, 2021

HAWAIIAN HOLDINGS INC
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01 Regulation FD Disclosure.

Hawaiian Holdings, Inc. (the "Company") is providing an update on its outlook for the second quarter of 2021.

While the COVID-19 pandemic continues to have a significant impact on its business, the Company continues to see strong demand in its North America market for the second quarter of 2021.

The Company now expects its second quarter of 2021 total revenue to be down approximately 42 to 46 percent compared to the second quarter of 2019, which represents an improvement from the Company's prior estimate of down 45 to 50 percent.

The Company now expects the fuel price per gallon in the second quarter of 2021 to be $1.87, compared to its prior estimate of $1.75.

The Company expects its higher fuel costs will be offset by lower than expected costs in various other expense categories, and therefore is maintaining its operating expenses, excluding non-recurring items guidance as stated on April 27, 2021.

As a result of improving revenue trends, the Company now expects its Adjusted EBITDAR for the second quarter of 2021 to be approximately negative $40 million to negative $10 million, compared to its prior estimate of negative $70 million to negative $20 million.

Second Quarter 2021 Outlook Summary

The table below summarizes the Company's updated expectations for the second quarter ending June 30, 2021, expressed as an expected percentage change compared to the results for the quarter ended June 30, 2019, as applicable.

Metric	Updated guidance	Prior guidance
ASMs	No change	Down 30 to 33%
Total revenue	Down 42 to 46%	Down 45 to 50%
Operating expenses, excluding non-recurring items	No change	Down 20 to 24%
Interest expense, including amortization of debt discounts and issuance costs	No change	$30 million
Adjusted EBITDAR (a)	($40) million to ($10) million	($70) million to ($20) million
Effective tax rate	No change	21%
Fuel Price per Gallon	$1.87	$1.75

(a) The Company is not providing a reconciliation of adjusted EBITDAR to GAAP net income, the most directly comparable GAAP measure, as it is unable, without unreasonable efforts, to calculate certain non-recurring charges, such as (i) changes in the fair value of fuel and foreign currency derivative contracts, and (ii) unrealized gains and losses on the translation of foreign debt to our functional currency, each of which is described in further detail in the Company’s previous filings with the SEC. These items could have a significant impact on the GAAP measure. Adjusted EBITDAR is a measure commonly used by the Company’s management, research analysts and investors to evaluate companies in the airline industry. The Company adjusts earnings for interest, taxes, depreciation and amortization, aircraft rent expense, non-recurring operating expenses (such as changes in unrealized gains and losses on financial instruments) and one-time charges. Although aircraft rent expense is a recurring cash operating expense, it is a variable metric across the airline industry because airlines use different practices in obtaining aircraft, including renting and financing. Presentation of EBITDA unadjusted for aircraft rent expense would eliminate the costs of financing and owning aircraft (interest and depreciation expense), but not the cost of leasing aircraft (aircraft rent expense). The Company believes that presenting adjusted EBITDAR as a valuation measure allows the Company’s management, research analysts and investors to compare different airlines without regard to differences in practices related to obtaining aircraft. While adjusted EBITDAR may be a useful valuation measure to investors, its use is subject to certain limitations, including as a measure of overall performance, as it excludes aircraft rent.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to certain current and future events and financial performance. Such forward-looking statements include, without limitation, the Company’s updated guidance for the second fiscal quarter of 2021, including expectations regarding ASMs, total revenue, operating expenses, interest expense, adjusted EBITDAR, effective tax rate, fuel price per gallon and statements as to other matters that do not relate strictly to historical facts or statements of assumptions underlying any of the foregoing. Words such as “expects,” “anticipates,” “projects,” “intends,” “plans,” “believes,” “estimates,” variations of such words, and similar expressions are also intended to identify such forward-looking statements. These forward-looking statements are and will be subject to many risks, uncertainties and assumptions relating to the Company’s operations and business environment, all of which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. These risks and uncertainties include, without limitation, the continuing and developing effects of the spread of COVID-19 on the Company's business operations and financial condition; the duration of government-mandated and other restrictions on travel; the full effect that the quarantine, restrictions on travel and other measures to limit the spread of COVID-19 will have on demand for air travel in the markets in which the Company operates; fluctuations and the extent of declining demand for air transportation in the markets in which the Company operates; the Company's dependence on the tourism industry; the Company's ability to manage its available cash; the Company’s ability to accurately forecast economic volatility; macroeconomic developments; political developments; the price and availability of aircraft fuel; labor negotiations; regulatory determinations and related developments; competitive pressures, including the impact of industry capacity between North America and Hawai‘i and interisland; changes in the Company's future capital needs; and foreign currency exchange rate fluctuations.

The risks, uncertainties and assumptions referred to above that could cause the Company’s results to differ materially from the results expressed or implied by such forward-looking statements also include the risks, uncertainties and assumptions discussed from time to time in the Company’s other public filings and public announcements, including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to the Company on the date hereof. The Company does not undertake to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date hereof even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

None of the information furnished in this report shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and, unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2021

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Shannon L. Okinaka
		Name:	Shannon L. Okinaka
		Title:	Executive Vice President, Chief Financial Officer and Treasurer